                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     October 14, 1999
                                                 -------------------------------


                               ODS NETWORKS, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
-------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)



000-20191                                                            75-1911917
-------------------------------------------------------------------------------
(Commission File Number)                                          (IRS Employer
                                                             Identification No.)



1101 East Arapaho Road, Richardson, Texas                                 75081
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (972) 234-6400
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
------------------------- -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On October 14, 1999, the Registrant announced that its Board of Directors authorized the repurchase of up to one million shares of its common stock. The text of Registrant's press release announcing the share repurchase program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  99.1 Text of press release of the Registrant, dated October 14, 1999, announcing the authorization of a share repurchase program.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ODS NETWORKS, INC.



Dated:  October 14, 1999                    By: /s/ Timothy W. Kinnear
                                               ----------------------------
                                                Timothy W. Kinnear,
                                                Chief Operating Officer


                                       3

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                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION OF EXHIBIT
-----------                  ----------------------
99.1                       Text of press release of the Registrant, dated
                           October 14, 1999, announcing the authorization of a
                           share repurchase program.

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